                                                                       EXHIBIT 1

                                    AGREEMENT

     Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Schedule 13D to which this Agreement is attached as Exhibit 1 is filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.


June 17, 2002               OCCIDENTAL PETROLEUM CORPORATION


                            By:  /s/ STEPHEN I. CHAZEN
                               -------------------------------------------------
                               Name:  Stephen I. Chazen
                               Title: Chief Financial Officer and Executive Vice
                                      President - Corporate Development


                            OCCIDENTAL C.O.B. PARTNERS
                            by OXY USA Inc., its managing partner


                            By:  /s/ STEPHEN I. CHAZEN
                               -------------------------------------------------
                               Name:  Stephen I. Chazen
                               Title: Executive Vice President


                            PLACID OIL COMPANY


                            By:  /s/ STEPHEN I. CHAZEN
                               -------------------------------------------------
                               Name:  Stephen I. Chazen
                               Title: Executive Vice President


                            OXY USA INC.


                            By:  /s/ STEPHEN I. CHAZEN
                               -------------------------------------------------
                               Name:  Stephen I. Chazen
                               Title: Executive Vice President


                                 Page 19 of 20 Pages

                            OCCIDENTAL OIL AND GAS HOLDING CORPORATION


                            By:  /s/ STEPHEN I. CHAZEN
                               -------------------------------------------------
                               Name:  Stephen I. Chazen
                               Title: Executive Vice President


                            OCCIDENTAL PETROLEUM INVESTMENT CO.


                            By:  /s/ J. R. HAVERT
                               -------------------------------------------------
                               Name:  J. R. Havert
                               Title: Vice President and Treasurer


                              Page 20 of 20 Pages